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                                                                    EXHIBIT 32.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


             Each of the undersigned hereby certifies, in his capacity as an officer of ACG Holdings, Inc. and American Color Graphics, Inc., (collectively the "Company") that the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2005 filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    August 9, 2005                   /s/ Stephen M. Dyott
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                                              Stephen M. Dyott
                                              Chief Executive Officer


Date:    August 9, 2005                   /s/ Patrick W. Kellick
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                                              Patrick W. Kellick
                                              Chief Financial Officer